Fees Summary	Aug. 06, 2025 USD ($)
Fees Summary [Line Items]
Total Offering	$ 348,059,000
Previously Paid Amount	0
Total Fee Amount	53,287.83
Total Offset Amount	0
Net Fee	$ 53,287.83